Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF JUNE 30, 2006

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) with the United States Securities and Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to: the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events such as Hurricanes Katrina, Rita and Wilma, than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's (‘‘S&P’’), A.M. Best Company (‘‘A.M. Best’’) or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations or tax laws in jurisdictions where the Company conducts business; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and the actual number of the Company's insureds incurring losses from these storms; and with respect to Hurricanes Katrina, Rita and Wilma, the Company's reliance on loss reports received from cedants and loss adjustors, the Company's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on the Company's reinsurers, any changes in the Company's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the ‘‘Risk Factors’’ section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission on March 6, 2006. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2005. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘ROAE ’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 15 for a reconciliation of average equity.

Diluted book value per ordinary share ( a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 22 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios ( are GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the Company's financial performance for the three and six months ended June 30, 2006 compared to the three and six months ended June 30, 2005

(in US$ millions)	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
UNDERWRITING REVENUES
Gross premiums written	522.4	549.4	1,201.1	1,353.5
Premiums ceded	(22.3)	(62.8)	(249.1)	(234.5)
Net premiums written	500.1	486.6	952.0	1,119.0
Change in unearned premiums	(71.1)	(91.6)	(120.4)	(345.3)
Net premiums earned	429.0	395.0	831.6	773.7
UNDERWRITING EXPENSES
Losses and loss expenses	(223.8)	(195.9)	(456.2)	(403.3)
Acquisition expenses	(83.2)	(77.1)	(176.5)	(147.3)
General and administrative expenses	(43.0)	(29.7)	(81.2)	(59.1)
Total underwriting expenses	(350.0)	(302.7)	(713.9)	(609.7)
Underwriting income	79.0	92.3	117.7	164.0
OTHER OPERATING REVENUE
Net investment income	49.9	27.1	94.4	52.6
Interest expense	(4.0)	(3.9)	(7.9)	(7.9)
Total other operating revenue	45.9	23.2	86.5	44.7
Other expense	(0.6)	(3.3)	(2.5)	(4.4)
OPERATING INCOME BEFORE TAX	124.3	112.2	201.7	204.3
OTHER
Net realized exchange gains (losses)	6.6	(3.5)	7.9	(4.8)
Net realized investment gains (losses)	(3.7)	0.9	(5.1)	0.0
INCOME BEFORE INCOME TAX	127.2	109.6	204.5	199.5
Income taxes	(25.4)	(25.8)	(40.9)	(45.6)
NET INCOME AFTER TAX	101.8	83.8	163.6	153.9
Dividends paid on ordinary shares	(14.3)	(10.4)	(28.6)	(20.8)
Dividend declared on preference shares	(3.2)	0.0	(7.1)	0.0
Retained income	84.3	73.4	127.9	133.1
Components of net income (after tax)
Operating income	98.3	86.6	160.0	158.7
Net realized exchange gains (losses) (after tax)	6.6	(3.5)	7.9	(4.8)
Net realized investment gains (losses) (after tax)	(3.1)	0.7	(4.3)	0.0
NET INCOME AFTER TAX	101.8	83.8	163.6	153.9

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at June 30, 2006	As at December 31, 2005
ASSETS
Investments
Fixed maturities	3,609.1	3,046.1
Short-term investments	443.6	643.0
Other investments	151.0	0.0
Total investments	4,203.7	3,689.1
Cash and cash equivalents	353.1	748.3
Reinsurance recoverables
Unpaid losses	1,113.0	1,192.7
Ceded unearned premiums	154.2	72.7
Receivables
Underwriting premiums	658.5	541.4
Other	50.0	55.7
Deferred policy acquisition costs	179.6	156.2
Derivative at fair value	38.8	40.5
Office properties and equipment	24.2	22.8
Other assets	11.0	10.2
Intangible assets	8.2	8.2
Total assets	6,794.3	6,537.8
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,957.9	3,041.6
Unearned premiums	1,087.0	868.0
Total insurance reserves	4,044.9	3,909.6
Payables
Reinsurance premiums	152.0	155.0
Taxation	47.0	32.7
Accrued expenses and other payables	139.2	139.4
Liabilities under derivative contracts	7.4	12.0
Total payables	345.6	339.1
Long-term debt	249.4	249.3
Total liabilities	4,639.9	4,498.0
SHAREHOLDERS’ EQUITY
Ordinary shares	1,698.0	1,693.3
Preference shares	222.9	193.8
Retained earnings	272.1	144.2
Accumulated other comprehensive income (loss), net of taxes	(38.6)	8.5
Total shareholders’ equity	2,154.4	2,039.8
Total liabilities and shareholders’ equity	6,794.3	6,537.8

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Basic earnings per ordinary share
Net income adjusted for preference share dividend	1.04	1.21	1.64	2.22
Operating income adjusted for preference dividend	1.00	1.25	1.61	2.29
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	1.01	1.16	1.61	2.13
Operating income adjusted for preference dividend	0.98	1.20	1.57	2.20
Weighted average ordinary shares outstanding	95,250,409	69,342,486	95,246,684	69,336,524
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	97,332,916	72,176,578	97,243,409	72,173,377
Book value per ordinary share			20.19	23.07
Diluted book value (treasury stock method)			19.76	22.16
Ordinary shares outstanding at end of the period			95,250,451	69,329,931
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			97,334,195	72,166,784

See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

FINANCIAL RATIOS

	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
(in US$ millions except for percentage figures)
Average equity	1,921	1,576	2,001	1,541
Return on average equity
Net income adjusted for preference share dividend	5.1%	5.3%	7.8%	10.0%
Operating income adjusted for preference share dividend	4.9%	5.5%	7.6%	10.3%
Loss ratio	52.2%	49.6%	54.8%	52.1%
Expense ratio	29.4%	27.0%	31.0%	26.7%
Combined ratio	81.6%	76.6%	85.8%	78.8%
Debt to total capital	10.4%	13.4%	10.4%	13.4%

See pages 15, 21 and 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three and six months ended June 30, 2006 and 2005.

	Three Months Ended June 30, 2006					Three Months Ended June 30, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	195.5	63.8	168.0	95.1	522.4	193.8	128.6	95.0	132.0	549.4
Net premiums written	191.5	57.5	169.6	81.5	500.1	162.4	123.5	86.3	114.4	486.6
Gross premiums earned	182.4	112.6	116.6	96.7	508.3	169.6	127.7	72.5	88.5	458.3
Net premiums earned	142.8	107.9	101.0	77.3	429.0	136.9	123.1	59.6	75.4	395.0
Losses and loss expenses	(47.5)	(40.9)	(84.1)	(51.3)	(223.8)	(30.0)	(89.2)	(31.8)	(44.9)	(195.9)
Policy acquisition, operating and administration expenses	(49.2)	(27.8)	(28.5)	(20.7)	(126.2)	(43.0)	(29.7)	(14.5)	(19.6)	(106.8)
Underwriting profit (loss)	46.1	39.2	(11.6)	5.3	79.0	63.9	4.2	13.3	10.9	92.3
Net reserves for loss and loss adjustment expenses	383.4	805.9	291.0	364.6	1,844.9	228.7	533.6	123.6	345.3	1,231.2
Ratios
Loss ratio	33.3%	37.9%	83.2%	66.3%	52.2%	21.9%	72.5%	53.4%	59.5%	49.6%
Expense ratio	34.4%	25.8%	28.2%	26.8%	29.4%	31.4%	24.1%	24.3%	26.0%	27.0%
Combined ratio	67.7%	63.7%	111.4%	93.1%	81.6%	53.3%	96.6%	77.7%	85.5%	76.6%

	Six Months Ended June 30, 2006					Six Months Ended June 30, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	358.4	339.2	322.2	181.3	1,201.1	498.8	401.0	244.4	209.3	1,353.5
Net premiums written	227.7	323.1	275.2	126.0	952.0	347.4	383.5	222.9	165.2	1,119.0
Gross premiums earned	336.6	244.6	229.5	191.1	1,001.8	350.5	238.9	120.2	182.4	892.0
Net premiums earned	250.0	236.5	196.8	148.3	831.6	283.6	229.4	105.6	155.1	773.7
Losses and loss expenses	(95.2)	(128.3)	(128.6)	(104.1)	(456.2)	(91.3)	(165.6)	(53.0)	(93.4)	(403.3)
Policy acquisition, operating and administration expenses	(98.6)	(63.8)	(56.9)	(38.4)	(257.7)	(89.9)	(51.7)	(25.1)	(39.7)	(206.4)
Underwriting profit	56.2	44.4	11.3	5.8	117.7	102.4	12.1	27.5	22.0	164.0
Net reserves for loss and loss adjustment expenses	383.4	805.9	291.0	364.6	1,844.9	228.7	533.6	123.6	345.3	1,231.2
Ratios
Loss ratio	38.1%	54.2%	65.3%	70.2%	54.8%	32.2%	72.2%	50.2%	60.2%	52.1%
Expense ratio	39.4%	27.0%	28.9%	25.9%	31.0%	31.7%	22.5%	23.8%	25.6%	26.7%
Combined ratio	77.5%	81.2%	94.2%	96.1%	85.8%	63.9%	94.7%	74.0%	85.8%	78.8%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended June 30, 2006			Three Months Ended June 30, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	135.1	32.9	168.0	53.4	41.6	95.0
Net premiums written	132.2	37.4	169.6	44.6	41.7	86.3
Gross premiums earned	90.3	26.3	116.6	37.8	34.7	72.5
Net premiums earned	74.2	26.8	101.0	28.0	31.6	59.6
Losses and loss expenses	(70.5)	(13.6)	(84.1)	(25.0)	(6.8)	(31.8)
Policy acquisition, operating and administration expenses	(21.7)	(6.8)	(28.5)	(8.0)	(6.5)	(14.5)
Underwriting profit (loss)	(18.0)	6.4	(11.6)	(5.0)	18.3	13.3
Ratios
Loss ratio	95.0%	50.8%	83.2%	89.3%	21.5%	53.4%
Expense ratio	29.3%	25.2%	28.2%	28.6%	20.6%	24.3%
Combined ratio	124.3%	76.0%	111.4%	117.9%	42.1%	77.7%

SPECIALTY INSURANCE AND REINSURANCE

	Six Months Ended June 30, 2006			Six Months Ended June 30, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	247.1	75.1	322.2	163.2	81.2	244.4
Net premiums written	202.0	73.2	275.2	142.4	80.5	222.9
Gross premiums earned	180.1	49.4	229.5	60.6	59.6	120.2
Net premiums earned	148.6	48.2	196.8	46.9	58.7	105.6
Losses and loss expenses	(109.5)	(19.1)	(128.6)	(37.9)	(15.1)	(53.0)
Policy acquisition, operating and administration expenses	(44.0)	(12.9)	(56.9)	(13.3)	(11.8)	(25.1)
Underwriting profit (loss)	(4.9)	16.2	11.3	(4.3)	31.8	27.5
Ratios
Loss ratio	73.7%	39.6%	65.3%	80.8%	25.7%	50.2%
Expense ratio	29.6%	26.7%	28.9%	28.4%	20.1%	23.8%
Combined ratio	103.3%	66.3%	94.2%	109.2%	45.8%	74.0%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended June 30, 2006			Three Months Ended June 30, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	45.2	49.9	95.1	53.7	78.3	132.0
Net premiums written	35.1	46.4	81.5	42.5	71.9	114.4
Gross premiums earned	36.6	60.1	96.7	24.0	64.5	88.5
Net premiums earned	24.6	52.7	77.3	17.2	58.2	75.4
Losses and loss expenses	(15.8)	(35.5)	(51.3)	(11.6)	(33.3)	(44.9)
Policy acquisition, operating and administration expenses	(8.5)	(12.2)	(20.7)	(5.9)	(13.7)	(19.6)
Underwriting profit (loss)	0.3	5.0	5.3	(0.3)	11.2	10.9
Ratios
Loss ratio	64.2%	67.4%	66.3%	67.4%	57.2%	59.5%
Expense ratio	34.6%	23.1%	26.8%	34.3%	23.6%	26.0%
Combined ratio	98.8%	90.5%	93.1%	101.7%	80.8%	85.5%

PROPERTY AND CASUALTY INSURANCE

	Six Months Ended June 30, 2006			Six Months Ended June 30, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	73.8	107.5	181.3	77.7	131.6	209.3
Net premiums written	30.0	96.0	126.0	48.8	116.4	165.2
Gross premiums earned	72.0	119.1	191.1	51.8	130.6	182.4
Net premiums earned	43.7	104.6	148.3	38.4	116.7	155.1
Losses and loss expenses	(39.3)	(64.8)	(104.1)	(19.7)	(73.7)	(93.4)
Policy acquisition, operating and administration expenses	(14.9)	(23.5)	(38.4)	(12.3)	(27.4)	(39.7)
Underwriting profit (loss)	(10.5)	16.3	5.8	6.4	15.6	22.0
Ratios
Loss ratio	89.9%	61.9%	70.2%	51.3%	63.1%	60.2%
Expense ratio	34.1%	22.5%	25.9%	32.0%	23.5%	25.6%
Combined ratio	124.0%	84.4%	96.1%	83.3%	86.6%	85.8%

CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Ordinary shares
Beginning of period	1,693.3	1,096.1
Shares issued:
New share issues	0.0	0.3
Share-based compensation	4.7	4.1
End of period	1,698.0	1,100.5
Preference shares
Beginning of period	193.8	0.0
New share issues	29.2	0.0
New share issue costs	(0.1)	0.0
End of period	222.9	0.0
Retained earnings
Beginning of period	144.2	367.5
Net income for the period	163.6	153.9
Dividends paid on ordinary shares	(28.6)	(20.8)
Dividend declared on preference shares	(7.1)	0.0
End of period	272.1	500.6
Cumulative foreign currency translation adjustments
Beginning of period	42.8	27.9
Change for the period	9.2	(12.0)
End of period	52.0	15.9
Gain (loss) on derivatives
Beginning of period	(2.0)	(2.2)
Reclassification to interest payable	0.1	0.1
End of period	(1.9)	(2.1)
Unrealized (losses) on investments, net of taxes
Beginning of period	(32.3)	(7.8)
Change for the period	(57.7)	(3.3)
Reclassification to net realized gains (losses)	1.3	3.9
End of period	(88.7)	(7.2)
Total accumulated other comprehensive income (loss)	(38.6)	6.6

Total shareholders' equity	2,154.4	1,607.7

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Net income	163.6	153.9
Other comprehensive income, net of taxes
Reclassification adjustment for net realized gains included in net income	1.3	3.9
Change in unrealized losses on investments	(57.7)	(3.3)
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in unrealized gains (losses) on foreign currency translation	9.2	(12.0)
Other comprehensive loss	(47.1)	(11.3)
Comprehensive income	116.5	142.6

SUMMARIZED CASH FLOWS

(in US$ millions)	Six Months Ended June30, 2006	Six Months Ended June 30, 2005
Net cash from operating activities	148.5	378.7
Net cash from investing activities	(544.4)	(254.8)
Net cash from financing activities	(6.5)	(20.5)
Effect of exchange rate movements on cash and cash equivalents	7.2	(3.2)
Increase (decrease) in cash and cash equivalents	(395.2)	100.2
Cash at beginning of the period	748.3	284.9
Cash at end of the period	353.1	385.1

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three and six months ended June 30, 2006 and 2005 was:

(in US$ millions except for percentages)	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Closing shareholders' equity	2,154	1,608	2,154	1,608
Average adjustment	(233)	(32)	(153)	(67)
Average equity (1)	1,921	1,576	2,001	1,541
Return on average equity from underwriting activity (2)	4.1%	5.9%	5.9%	10.6%
Return on average equity from investment and other activity (3)	2.2%	1.3%	3.8%	2.6%
Pre-tax operating income return on average equity, for period	6.3%	7.1%	9.7%	13.3%
Post-tax return on average equity (4)	4.9%	5.5%	7.6%	10.3%
Ratios
Combined ratio	81.6%	76.6%	85.8%	78.8%

See page 22 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average at latest month end and each previous month end in the period of the closing shareholders' equity excluding preference shares, after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains and losses.

2) Calculated by using underwriting income.

3) Calculated by using total other operating revenue and other expense adjusted for preference share dividend.

4) Calculated by using operating income after tax adjusted for preference share dividend.

INVESTMENT PORTFOLIO

(in US$ millions) Fixed maturities	As at June 30, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,533.3	0.1	(52.6)	1,480.8
Corporate securities	942.4	0.1	(23.9)	918.6
Foreign government	394.7	0.0	(6.7)	388.0
Municipals	1.6	0.0	0.0	1.6
Asset-backed securities	237.8	0.0	(4.5)	233.3
Mortgage-backed securities	603.3	0.0	(16.5)	586.8
Total fixed maturities	3,713.1	0.2	(104.2)	3,609.1
Short-term investments	443.5	0.8	(0.7)	443.6
Other investments	151.0	0.0	0.0	151.0
Total Investments	4,307.6	1.0	(104.9)	4,203.7

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Six Months Ended June 30,2006	Twelve Months Ended December 31, 2005
Provision for losses and loss expenses at period start January 1, 2006 and 2005 respectively	3,041.6	1,277.9
Less reinsurance recoverable	(1,192.7)	(197.7)
Net loss and loss expenses at period start January 1, 2006 and 2005	1,848.9	1,080.2
Loss reserve portfolio transfer	0.7	26.2
Provision for losses and loss expenses for claims incurred
Current year	501.9	1,409.1
Prior year (release)	(45.7)	(50.6)
Total incurred	456.2	1,358.5
Losses and loss expense payments for claims incurred	(509.6)	(551.9)
Foreign exchange (gains) losses	48.7	(64.1)
Net loss and loss expense reserves at June 30, 2006 and December 31, 2005	1,844.9	1,848.9
Plus reinsurance recoverables on unpaid loss at end of period	1,113.0	1,192.7
Gross loss and loss expense reserves at June 30, 2006 and December 31, 2005	2,957.9	3,041.6

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at June 30, 2006 and December 31, 2005:

(in US$ millions)	As at June 30, 2006			As at December 31, 2005
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	947.8	(564.4)	383.4	1,266.7	(666.9)	599.8
Casualty reinsurance	815.7	(9.8)	805.9	683.4	(8.6)	674.8
Specialty insurance and reinsurance	621.1	(330.1)	291.0	526.5	(319.3)	207.2
Property and casualty insurance	573.3	(208.7)	364.6	565.0	(197.9)	367.1
Total losses and loss expense reserves	2,957.9	(1,113.0)	1,844.9	3,041.6	(1,192.7)	1,848.9

MOVEMENTS IN PRIOR YEAR RESERVES

The following table presents the movements in the net reserves for loss and loss adjustment expenses in prior years that have been made during the three months ended June 30, 2006 and March 31, 2006:

(in US$ millions)	Three Months Ended June 30, 2006			Three Months Ended March 31, 2006
	Total	2005 Hurricanes	Other Events	Total	2005 Hurricanes	Other Events
Property reinsurance	(10.2)	(12.3)	2.1	(8.5)	(9.8)	1.3
Casualty reinsurance	39.4	0.0	39.4	7.6	0.0	7.6
Specialty insurance and reinsurance	(7.5)	(9.4)	1.9	8.7	(3.2)	11.9
Property and casualty insurance	6.5	(1.3)	7.8	9.7	(0.9)	10.6
Prior year (increase) / release in reserves for the three months ended June 30, 2006 and March 31, 2006 (1)	28.2	(23.0)	51.2	17.5	(13.9)	31.4

(1) Amounts shown as negatives in parentheses represent a strengthening of reserves.

REINSURER SECURITY RATING

     The following tables show our reinsurance recoverables and our reinsurers’ ratings as at June 30, 2006:

(in US$ millions except for percentages)	As at June 30, 2006
S&P
AAA	106.2	9.5%
AA+	2.6	0.2%
AA	0.0	0.0%
AA−	119.0	10.7%
A+	127.8	11.5%
A	395.6	35.6%
A−	212.6	19.1%
BBB+	0.0	0.0%
Fully collaterised	76.6	6.9%
Not rated	72.6	6.5%
	1,113.0	100.0%
A.M. Best
A++	106.2	9.5%
A+	156.0	14.0%
A	500.0	45.0%
A−	212.6	19.1%
B+	0.0	0.0%
Fully collaterised	76.6	6.9%
Not rated	61.6	5.5%
	1,113.0	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Basic weighted average ordinary shares outstanding	95.250	69.342	95.247	69.337
Add: weighted average of employee options	1.500	1.478	1.415	1.478
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.351	0.853	0.351	0.853
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.130	0.386	0.129	0.386
Add: weighted average of restricted share units	0.102	0.118	0.101	0.119
Diluted weighted average ordinary shares outstanding	97.333	72.177	97.243	72.173

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

(in US$ millions except where stated)	Three Months Ended June 30, 2006	Three Months Ended June 30, 2005	Six Months Ended June 30, 2006	Six Months Ended June 30, 2005
Net income adjusted for preference share dividend	98.6	83.8	156.5	153.9
Add (deduct) after tax income (loss):
Net exchange (gains) losses	(6.6)	3.5	(7.9)	4.8
Net realized (gains) losses on investments	3.1	(0.7)	4.3	0.0
Operating income adjusted for preference share dividend	95.1	86.6	152.9	158.7
Tax on operating income	(26.0)	(25.6)	(41.7)	(45.6)
Operating income before tax adjusted for preference share dividend	121.1	112.2	194.6	204.3
Weighted average ordinary shares outstanding (millions)
Basic	95.3	69.3	95.2	69.3
Diluted	97.3	72.2	97.2	72.2
Basic per ordinary share data
Net income adjusted for preference share dividend	$ 1.04	$ 1.21	$ 1.64	$ 2.22
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.07)	0.05	(0.08)	0.07
Net realized (gains) losses on investments	0.03	(0.01)	0.05	0.00
Operating income adjusted for preference shares dividend	1.00	1.25	1.61	2.29
Diluted per ordinary share data
Net income adjusted for preference share dividend	1.01	1.16	1.61	2.13
Add (deduct) after tax income (loss)
Net exchange (gains) losses	(0.06)	0.05	(0.08)	0.07
Net realized (gains) losses on investments	0.03	(0.01)	0.04	0.00
Operating income adjusted for preference share dividend	0.98	1.20	1.57	2.20
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)			1,923.3	1,599.5
Number of ordinary shares in issue at the end of the period			95,250,451	69,329,931
Diluted number of ordinary shares in issue at the end of the period			97,334,195	72,166,784
Book value per ordinary share			$ 20.19	$ 23.07
Diluted book value per ordinary share			19.76	22.16